Exhibit 99.1

BurgerFi Postpones Fourth Quarter and Full Year 2020 Conference Call

- Postponement Provides BurgerFi Additional Time to Ensure Financial Statements Address Newly Issued SEC Statement -

PALM BEACH, FL – April 13, 2021 – BurgerFi International Inc. (Nasdaq: BFI, BFIIW) (“BurgerFi” and/or the “Company”), one of the nation’s fastest-growing premium fast-casual concepts and QSR’s 2020 Breakout Brand of the Year known for its better burgers, is postponing its conference call for the fourth quarter and full year ended December 31, 2020, previously scheduled for Wednesday, April 14th at 8:30 a.m. Eastern time.

The postponement is a result of the Division of Corporate Finance of the Securities and Exchange Commission (“SEC”) having issued a “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” on April 12, 2021. As a result of this Staff Statement, BurgerFi will need additional time to ensure certain aspects of its 2020 audited financial statements to be included in BurgerFi’s Annual Report on Form 10-K, which the Company intends to file with the SEC and financial statements included in previous reports filed with the SEC are classified correctly according to the newly issued guidelines.

BurgerFi will provide updated timing for its fourth quarter and full year 2020 conference call at a later date.

About BurgerFi International

Established in 2011, BurgerFi is among the nation’s fastest-growing better burger concepts with approximately 119 BurgerFi restaurants domestically and internationally. The concept is chef-founded and is committed to serving fresh food of transparent quality. BurgerFi uses 100% American angus beef with no steroids, antibiotics, growth hormones, chemicals or additives. BurgerFi’s menu also includes high quality wagyu beef, antibiotic and cage-free chicken offerings, fresh, hand-cut sides and custard shakes and concretes. BurgerFi was named QSR Magazine’s Breakout Brand of 2020, placed in the top 10 on Fast Casual’s Top 100 Movers & Shakers list in 2020, was named “Best Burger Joint” by Consumer Reports and fellow public interest organizations in the 2019 Chain Reaction Study, listed as a “Top Restaurant Brand to Watch” by Nation’s Restaurant News in 2019, included in Inc. Magazine’s Fastest Growing Private Companies List, and ranked on Entrepreneur’s 2017 Franchise 500. To learn more about BurgerFi or to find a full list of locations, please visit www.burgerfi.com. Download the BurgerFi App on iOS or Android devices for rewards and ‘Like’ BurgerFi on Facebook or follow @BurgerFi on Instagram and Twitter. BurgerFi® is a Registered Trademark of BurgerFi IP, LLC, a wholly-owned subsidiary of BurgerFi.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including BurgerFi’s estimates of its future business outlook, prospects or financial results. Statements regarding BurgerFi’s objectives, store opening plans, expectations, intentions, beliefs or strategies, or statements containing words such as “believe,” “estimate,” “project,” “expect,” “intend,” “may,” “anticipate,” “plans,” “seeks,” “implies,” or similar expressions are intended to identify such forward-looking statements. It is important to note that BurgerFi’s actual results could differ materially from those in such forward-looking statements, and undue reliance should not be placed on such statements. Statements about the effects of the COVID-19 pandemic on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic. Among the important factors that could cause such actual results to differ materially are (i) the impact of any economic recessions in the U.S. and other parts of the world, (ii) fluctuations in the global economy, (iii) BurgerFi’s ability of maintaining its margins, (iv) changes in applicable accounting principles or interpretations of such principles, (v) delays in BurgerFi’s ability to develop new products and services and market acceptance of new products and services, (vi) rapid technological change, (vii) BurgerFi’s ability to attract and retain key management personnel, (viii) the existence of substantial competition, and (ix) other risk factors listed from time to time in BurgerFi’s Exchange Act reports and other filings with the Securities and Exchange Commission. All forward-looking statements included in this press release are made as of the date hereof, and BurgerFi undertakes no obligation to update any such forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations Contact:

Gateway Investor Relations

Cody Slach or Cody Cree

(949) 574-3860

BFI@gatewayir.com

Company Contact:

BurgerFi International, Inc.

Ashley Spitz, IR@burgerfi.com

Media Relations Contact:

Quinn PR

Laura Neroulias, LNeroulias@quinn.pr